THIRD AMENDMENT TO LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$750,000.00	09-11-2018	04-29-2019	8197223			***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Reliv' International, Inc.; Reliv', Inc.; Reliv' World Corporation; and SL Technology, Inc.
136 Chesterfield Industrial Blvd
Chesterfield, MO 63005

Lender: Enterprise Bank & Trust
St. Peters
300 St. Peters Centre Boulevard
St. Peters, MO 63376

This Third Amendment to Business Loan Agreement ("Amendment") dated September 11, 2018, references and amends a certain Business Loan Agreement dated as of September 30, 2015 ("Loan Agreement") between Enterprise Bank & Trust ("Lender") and Reliv' International, Inc., Reliv', Inc., Reliv' World Corporation and SL Technology, Inc. ("Borrower").

RECITALS

A. Lender and Borrower have previously entered into the above referenced Loan Agreement together with the First Amendment and Second Amendment thereto.

B. Lender and Borrower wish to modify and amend the terms and conditions of the Loan Agreement, as hereinafter provided.

NOW THEREFORE, in consideration of the covenants and mutual agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

This Amendment to Loan Agreement shall delete the following:

Financial Covenants and Ratios Comply with the following covenants and ratios

Tangible Net Worth Requirements Other Net Worth requirements are as follows

Borrower shall maintain a Minimum Tangible Net Worth plus Subordinated Debt of not less than $9,500,000.00. This covenant will be measured quarterly commencing with the fiscal quarter ending December 31, 2015.

Tangible Net Worth means the book value of the Borrower's total assets, excluding from such assets all Intangibles, less total liabilities.

Intangibles means and includes general intangibles (as that term is defined in the Uniform Commercial Code); accounts receivable and advances due from officers, directors, employees, stockholders and affiliates; licenses; good will; prepaid expenses; escrow deposits; covenants not to compete; the excess of cost over book value of acquired assets; franchise fees; organizational costs; finance reserves held for recourse obligations; capitalized research and development costs; the capitalized cost of patents, trademarks, service marks and copyrights net of amortization; and such other similar items as EB&T may from time to time determine in the banks sole discretion.

Subordinated Debt means any and all of Borrower's Debt that is specifically (**through a written agreement**) subordinated to the payment of Borrower's liabilities to EB&T by an agreement in form and substance satisfactory to the bank.

Minimum EBITDA. Borrower shall have a Minimum EBITDA of not less than $200,000.00 on 12/31/2016 with a trailing three months then, Borrower shall have a Minimum EBITDA of not less than $200,000.00 on 3/31/2017 with a trailing three months then, Borrower shall have a Minimum EBITDA of not less than $400,000.00 on 6/30/2017 with a trailing six months then, Borrower shall have a Minimum EBITDA of not less than $600,000.00 on 9/30/2017 with a trailing nine months then, Borrower shall have a Minimum EBITDA of not less than $800,000.00 on 12/31/2017 with a trailing twelve months then, Borrower shall have a Minimum EBITDA of not less than $200,000.00 on 3/31/2018 with a trailing three months. This covenant will be measured quarterly.

EBITDA means for any period, consolidated net income of the Borrower(s) for such period, before interest expense, income tax expense, depreciation and amortization and management fees and further adjusted to exclude any gain or loss on the sale of assets, other extraordinary gains or losses and any One-time Adjustments approved by the Bank.

Additional Requirements

Compliance Certificates. Unless waived in writing by Lender, provide Lender within forty-five (45) days after the end of each fiscal quarter, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of certificate, no Event of Default exists under this Agreement.

Except as provided above all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles applied on a consistent basis and certified by Borrower as being true and correct.

The Loan Agreement as amended hereby shall continue in full force and effect until such time as all of Borrower's obligations and indebtedness to Lender have been paid in full, including principal, interest, costs and expenses.

Borrower confirms and acknowledges to Lender that (i) all of the representations, warranties and covenants contained in the Loan Agreement as of the date of this Amendment are true and correct in all material respects and (ii) there now exists no event of default under the Loan Agreement or any event or omission that with the giving of notice or the passage of time would constitute an event of default under the Loan Agreement.

Except as expressly set forth in this Amendment, all terms and conditions of the Loan Agreement and all other instruments, agreements and documents executed in connection with the Loan Agreement and the Notes shall remain unmodified and in full force and effect.

Electronic Signature. This Amendment to Loan Agreement may be signed and transmitted electronically or by facsimile machine or telecopier; the signature of any person on an electronically (including without limitation, as a portable digital format document (.pdf) or facsimile transmitted copy hereof shall be considered an original signature; and an electronically or facsimile transmitted copy hereof shall have the same binding effect as an original signature on an original document. At the request of any party hereto, any electronic, facsimile or telecopy copy of this Amendment shall be re-executed in original form. No party hereto may raise the use of electronic mail, a facsimile machine or telecopier or the fact that any signature was transmitted through the use of electronic mail or a facsimile or telecopier as a defense to the enforcement of this Amendment.

ORAL AGREEMENTS. ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO

PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first above written.

BORROWER:

RELIV' INTERNATIONAL, INC.

By:____________________________
Ryan A. Montgomery, CEO of Reliv' International, Inc.

By:____________________________
Steven D. Albright, Senior Vice President/CFO of Reliv' International, Inc.

By:____________________________
R. Scott Montgomery, President of Operations of Reliv' International, Inc.

By:____________________________
Debra Hellweg, Senior Vice President of Reliv' International, Inc.

RELIV', INC.

By:____________________________
Ryan A. Montgomery, President of Reliv', Inc.

By:____________________________
R. Scott Montgomery, Vice President of Reliv', Inc.

By:____________________________
Steven D. Albright, Treasurer of Reliv', Inc.

By:____________________________
Debra Hellweg, Assistant Secretary of Reliv', Inc.

RELIV' WORLD CORPORATION

By:____________________________
Ryan A. Montgomery, President of Reliv' World Corporation

By:____________________________
R. Scott Montgomery, Vice President of Reliv' World Corporation

By:____________________________
Steven D. Albright, Treasurer of Reliv' World Corporation

By:____________________________
Debra Hellweg, Assistant Secretary of Reliv' World Corporation

SL TECHNOLOGY, INC.

By:____________________________
Ryan A. Montgomery, President of SL Technology, Inc.

By:____________________________
Steven D. Albright, Treasurer of SL Technology, Inc.

LENDER:

ENTERPRISE BANK & TRUST

X____________________________
Authorized Officer